TRAVELERS SERIES FUND INC.
on behalf of the
Putnam Diversified Income Portfolio
	Supplement dated June 3, 1997 to
	Prospectus dated February 28, 1997


	Effective March 31, 1997, Gail S. Attridge and Kenneth J. Taub replaced Neil J. Powers and Mark J. Siegel and have joined D. William Kohli and Robert
M. Paine in the day-to-day management of the Putnam Diversified Income Portfolio. Ms. Attridge is Senior Vice President at Putnam Investment Management, Inc. (Putnam Management). She is Head of the Emerging Markets Fixed Income Group. Prior to 1993, Ms. Attridge was an International Fixed Income Analyst for Keystone Custodian Funds, Inc. Mr. Taubes is Senior Vice President at Putnam Management. He is Senior Portfolio Manager for the
Taxable Investment-Grade Group, responsible for the overall investment strategies of Putnams active institutional portfolios. Prior to 1991, Mr. Taubes was Senior Vice President, Finance Division at United States Trust Company of Boston.






FD 01302